Exhibit 10.3

Execution Version

AMENDMENT NO. 1 TO

AMENDED AND RESTATED CREDIT, SECURITY AND PLEDGE AGREEMENT

This Amendment No. 1 to the Amended and Restated Credit, Security and Pledge Agreement (this “Amendment”), is being entered into as of December 5, 2024, among the Borrowers (as defined in the Credit Agreement, as defined below), the Parents (as defined in the Credit Agreement, as defined below), the Lenders (as defined below), and Fifth Third Bank, a National Association, as Administrative Agent (as defined in the Credit Agreement).

RECITALS

This Amendment is being entered into in reference to the following facts:

A. The Borrowers, the Parents, the Lenders and the Administrative Agent entered into an Amended and Restated Credit, Security and Pledge Agreement, dated as of November 5, 2024 (as such agreement may be further amended, supplemented or otherwise modified, renewed, restated or replaced from time to time, the “Credit Agreement”). All terms used but not defined herein have the meanings assigned to them in the Credit Agreement.

B. The Borrowers and the Administrative Agent desire to make certain changes to the Credit Agreement as set forth herein.

C. The Administrative Agent and the Lenders party hereto (which constitute all of the Lenders as of the First Amendment Effective Date (as defined below)) have agreed to amend the terms of the Credit Agreement as provided herein, to the extent set forth below.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Borrowers, the Parents, the Lenders and the Administrative Agent each hereby agree as follows.

ARTICLE 1 – AMENDMENTS AND CONSENTS

1.1 Amendments to the Credit Agreement. Effective on the First Amendment Effective Date, the Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the amendments to Credit Agreement attached as Annex A hereto.

ARTICLE 2 – CONDITIONS

2.1 Conditions to Effectiveness. This Amendment shall become effective immediately upon the satisfaction in full of each of the conditions precedent set forth in this Section 2.1 (the “First Amendment Effective Date”):

(a) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrowers, the Parents and the Lenders;

(b) the Administrative Agent shall have received Supplement No. 1 to the Amended and Restated Copyright Security Agreement, in the form attached hereto as Exhibit A-1, duly executed by each Receivables Sub and the Receivables Administrative Agent;

(c) the Administrative Agent shall have received Amendment No. 1 to Collateral Assignment of Amended and Restated Copyright Security Agreement, in the form attached hereto as Exhibit A-2, duly executed by the Receivables Administrative Agent;

(d) the Administrative Agent shall have received an Omnibus Amendment, in the form attached hereto as Exhibit A-3, duly executed by each Receivables Sub other than LGIM Library UK Receivables Limited, each Master Distributor other than Lions Gate International Media Limited and Lions Gate Entertainment Inc.;

(e) the Administrative Agent shall have received an Omnibus Amendment, in the form attached hereto as Exhibit A-4, duly executed by LGIM Library UK Receivables Limited, Lions Gate International Media Limited and Lions Gate Entertainment Inc.;

(f) the Administrative Agent shall have received an updated written report detailing the Independent Valuation Expert’s calculation of the Valuation Amount;

(g) the Administrative Agent shall have received such additional documents as the Administrative Agent or its counsel may reasonably request;

(h) immediately before and immediately after giving effect to this Amendment, no Event of Default or Default is occurring or shall have occurred and be occurring; and

(i) the representations and warranties contained in Article 3 shall be true and correct.

ARTICLE 3 – REPRESENTATIONS AND WARRANTIES

3.1 Credit Agreement Representations and Warranties. Each Borrower and each Parent represents and warrants to the Administrative Agent and to the Lenders that immediately before and immediately after giving effect to this Amendment, the representations and warranties contained in Article 3 of the Credit Agreement (as the Credit Agreement is being modified pursuant to this Amendment), and in the other Fundamental Documents, are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date with the same effect as if made on and as of such date).

3.2 Borrower and Parent Authority. Each Borrower and each Parent represents and warrants to the Administrative Agent and to the Lenders that it has the company power and authority to execute this Amendment and that any company action requisite to its execution and performance of this Amendment has been undertaken on its part.

ARTICLE 4 – MISCELLANEOUS

4.1 Further Assurances. At any time and from time to time, upon the Administrative Agent’s request and at the sole expense of the Borrowers, each Borrower and each Parent will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Administrative Agent reasonably deems necessary to effect the purposes of this Amendment.

4.2 Fundamental Documents. This Amendment constitutes a Fundamental Document.

4.3 Full Force and Effect. Except as expressly set forth herein, this Amendment does not constitute a waiver or a modification of any provision of the Credit Agreement or any other Fundamental Document or a waiver of any Event of Default under the Credit Agreement or any other Fundamental Document. Except to the extent amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof and are hereby ratified and affirmed. As used in the Credit Agreement, the terms “Credit Agreement,” “this Credit Agreement,” “herein,” “hereafter,” “hereto,” “hereof” and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as modified by this Amendment.

4.4 References. This Amendment shall be limited precisely as written, and, except to the extent expressly set forth herein, shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement, any other Fundamental Document or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement, any other Fundamental Document or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any other Fundamental Document or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

4.5 Choice of Law. This Amendment shall in all respects be construed in accordance with, and governed by, the laws of the state of New York which are applicable to contracts made and to be performed wholly within such state.

4.6 Counterparts. This Amendment may be executed by facsimile or electronically by PDF or TIFF file and in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

4.7 Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

4.8 Expenses. The Borrowers shall pay all out of pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of outside counsel for the Administrative Agent.

4.9 FATCA Status. For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Amendment, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

4.10 Guarantors. By executing this Amendment, each Guarantor hereby acknowledges, consents and agrees that all of its obligations and liability under the Credit Agreement remain in full force and effect, and that the execution and delivery of this Amendment and any and all documents executed in connection therewith shall not alter, amend, reduce or modify its obligations and liability under the Credit Agreement except as amended by this Amendment.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized signatories, all as of the date and year first above written.

BORROWERS:

LGTV LIBRARY FINANCING LLC

By:	/s/ Adrian Kuzycz

Name:	Adrian Kuzycz
Title:	President and Secretary

ARTISAN LIBRARY FINANCING LLC

By:	/s/ Adrian Kuzycz

Name:	Adrian Kuzycz
Title:	President and Secretary

SUMMIT LIBRARY FINANCING LLC

By:	/s/ Adrian Kuzycz

Name:	Adrian Kuzycz
Title:	President and Secretary

LG FILM LIBRARY FINANCING LLC

By:	/s/ Adrian Kuzycz

Name:	Adrian Kuzycz
Title:	President and Secretary

LGIM LIBRARY UK FINANCING LIMITED

By:	/s/ Sandra Benoit

Name:	Sandra Benoit
Title:	Director

By:	/s/ Andrew Paul Clary

Name:	Andrew Paul Clary
Title:	Director

(Signature Page to Amendment No. 1)

PARENTS:

LGTV LIBRARY HOLDCO LLC

By:	/s/ Adrian Kuzycz
Name: Adrian Kuzycz
Title: President and Secretary

ARTISAN LIBRARY HOLDCO LLC

By:	/s/ Adrian Kuzycz
Name: Adrian Kuzycz
Title: President and Secretary

SUMMIT LIBRARY HOLDCO LLC

By:	/s/ Adrian Kuzycz
Name: Adrian Kuzycz
Title: President and Secretary

LG FILM LIBRARY HOLDCO LLC

By:	/s/ Adrian Kuzycz
Name: Adrian Kuzycz
Title: President and Secretary

LGIM LIBRARY UK HOLDCO LIMITED

By:	/s/ Sandra Benoit
Name: Sandra Benoit
Title: Director

By:	/s/ Andrew Paul Clary
Name: Andrew Paul Clary
Title: Director

(Signature Page to Amendment No. 1)

ADMINISTRATIVE AGENT:

FIFTH THIRD BANK, National Association as Administrative Agent

By:	/s/ Kayla Bowman
Name: Kayla Bowman
Title: Executive Director

RESERVE DEPOSIT AGENT:

EAST WEST BANK, a California corporation as Reserve Deposit Agent

By:	/s/ Jodi Chong
Name: Jodi Chong
Title: Senior Vice President

LENDER:

FIFTH THIRD BANK, National Association as a Lender

By:	/s/ Kayla Bowman
Name: Kayla Bowman
Title: Executive Director

LENDER:

EAST WEST BANK, a California corporation, as a Lender

By:	/s/ Jodi Chong
Name: Jodi Chong
Title: Senior Vice President

(Signature Page to Amendment No. 1)

LENDER:

WESTERN ALLIANCE BANK, as a Lender

By:	/s/ Karishma Punjani
Name: Karishma Punjani
Title: Vice President

LENDER:

FIRST-CITIZENS BANK & TRUST COMPANY, as a Lender

By:	/s/ Zulekha Chaudhry
Name: Zulekha Chaudhry
Title: VP Sr. Underwriter Portfolio Manager- TMT

LENDER:

ZIONS BANCORPORATION, N.A. dba CALIFORNIA BANK AND TRUST, as a Lender

By:	/s/ David Oliver
Name: David Oliver
Title: Senior Vice President

LENDER:

TRUIST BANK, as a Lender

By:	/s/ David Fournier
Name: David Fournier
Title: Managing Director

(Signature Page to Amendment No. 1)

LENDER:

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Evan Ingwers
Name: Evan Ingwers
Title: Executive Director

LENDER:

PREFERRED BANK, as a Lender

By:	/s/ Anna Bagdasarian
Name: Anna Bagdasarian
Title: Senior Vice President

LENDER:

TEXAS CAPITAL BANK, as a Lender

By:	/s/ John Devito
Name: John Devito
Title: VP

LENDER:

FLAGSTAR BANK, N.A., as a Lender

By:	/s/ Paul McGinley
Name: Paul McGinley
Title: Director

(Signature Page to Amendment No. 1)